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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549
                           --------------------------

                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

                           --------------------------

       Date of Report (Date of earliest event reported): March 6, 2003
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                            AMERICAN EXPRESS COMPANY
             (Exact name of registrant as specified in its charter)

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          New York                      1-7657                 13-4922250
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(State or other jurisdiction   (Commission File Number)     (I.R.S. Employer
     of incorporation or                                   Identification No.)
        organization)



       200 Vesey Street, World Financial Center
                  New York, New York                       10285
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       (Address of principal executive offices)          (Zip Code)


      Registrant's telephone number, including area code: (212) 640-2000

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         (Former name or former address, if changed since last report)



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Item 9. Regulation FD Disclosure.

American Express Company has made available its 2002 Annual Report to Shareholders. The Annual Report can be viewed at the Company's internet website at www.americanexpress.com by clicking on the caption "About American Express," which is located at the bottom of the Company's home page.


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                                   SIGNATURE
                                   ---------

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                        AMERICAN EXPRESS COMPANY
                                        (REGISTRANT)

                                         By: /s/ Stephen P. Norman
                                             ------------------------
                                             Name:  Stephen P. Norman
                                             Title: Secretary




DATE:   March 6, 2003